SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  February 20, 2003
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-23434                 11-2230715
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (516) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2


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Item 5.  Other Events

                  Reference is made to the Hirsch International Corp. press release attached hereto as Exhibit 99.1 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

                  Exhibit 99.1 Press Release dated February 20, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HIRSCH INTERNATIONAL CORP.

                                              By: /s/  Henry Arnberg
                                                  ------------------
                                                       Henry Arnberg
                                                       Chairman of the Board and
                                                       Chief Executive Officer

Dated:  February 28, 2003